UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2024

Right On Brands, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	45-1994478
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

6501 Dalrock Rd., Ste. 100,Rowlett, Texas 75089

(Address of principal executive offices)

(214) 299-9528

(Issuer’s telephone number)

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c)

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL AGREEMENT

The company has entered in to an agreement with Roy Hammonds to become President and CEO. Mr. Hammonds is a former NBA player with the LA Clippers and Golden State Warriors. Mr. Hammons brings his expertise in the medical cannabis business and medical clinics in the Las Vegas area. Mr. Grisaffi will become the interim CFO until a permanent CFO is found. Mr. Hammonds will be helping launch the Telemedicine side of Right on Brands plus bring his knowledge of the cannabis business to the company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Right on Brands Inc

/s/ Jerry Grisaffi

CFO

Date: July 12, 2024

3